                                                                  EXECUTION COPY


                                AMENDMENT NO. 1


      AMENDMENT AGREEMENT dated as of September 20, 1993 among FIRST FIDELITY BANK, N.A., PENNSYLVANIA (formerly known as Fidelity Bank, National Association), a national banking association, solely in its capacity as the trustee for SPIRIT OF AMERICA MASTER TRUST (the "Seller"), FASHION SPC, INC., a Delaware corporation (the "Subordinated Purchaser"), SPIRIT OF AMERICA NATIONAL BANK, a national banking association ("Spirit"), as the owner (in such capacity, the "Owner") and the servicer (in such capacity, the "Servicer"), CITIBANK, N.A. ("Citibank"), a national banking association, CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as agent for Citibank (the "Agent") and, as to Sections 2 and 5(b) hereof only, CHARMING SHOPPES, INC., a Pennsylvania corporation ("Charming Shoppes"), and FASHION SERVICE CORP., a Delaware corporation ("FSC").

      Preliminary Statements. (1) The Seller, the Subordinated Purchaser, the Owner, the Servicer, Citibank and CNAI as Agent, are parties to a Receivables Purchase Agreement (Parallel Purchase Commitment) dated as of December 24, 1992 (the "PPC"; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the PPC), pursuant to which Citibank agrees, in accordance with the specified terms and conditions thereunder, to purchase Receivable Interests from the Seller;

      (2) Charming Shoppes and FSC are parties to a Company Agreement dated as of December 24, 1992 (the "Company Agreement") in favor of the Agent, pursuant to which Charming Shoppes and FSC agree, among other things, to cause the performance and observance by each of the Servicer and the Seller and their respective successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of the Servicer and the Seller, respectively, to be performed or observed under the PPC;

      (3) The Seller, the Subordinated Purchaser, the Owner, the Servicer, Citibank and the Agent desire to amend the PPC to increase the Bank Commitment, extend the Commitment Termination Date and make certain other changes as set forth in Section 1 hereof; and

      (4) Charming Shoppes, FSC and the Agent desire to amend the Company Agreement and confirm that the Company Agreement continues to apply to the PPC, as amended hereby;

      NOW, THEREFORE, the parties agree as follows:

      SECTION 1. Amendments to PPC. The PPC shall be amended as follows, the amendments set forth in paragraphs (b) and (h) below to be effective on the date hereof and the balance of such amendments to be effective as of the date on which all of the conditions precedent set forth in Section 4 shall be satisfied (the "Effective Date"):

          (a) The second sentence of Section 1.01(a) of the PPC is amended in its entirety to read as follows:

      Under no circumstances shall the Banks be obligated to make any such purchase on any date if after giving effect to such purchase the aggregate outstanding Purchaser Capital, together with the aggregate outstanding "Purchaser Capital" of "Purchaser Receivable Interests" under the Receivables Purchase Agreement, would exceed the Total Commitment on such date.

          (b) Section 1.04 of the PPC is amended by inserting the phrase ", as amended or restated from time to time" following the words "and the Agent" in the third line thereof.

          (c) Section 4.03(b) of the PPC is amended by deleting the phrase "Purchase Limit" in lines 7 and 8 thereof and inserting in place thereof the phrase "highest Total Commitment theretofore in effect under this Agreement."

          (d) Clause (a) of the definition of Bank Commitment in Exhibit I to the PPC is amended in its entirety to read as follows:

               (a) (i) with respect to Citibank, from the date of the Agreement to October 5, 1993, $100,000,000, (ii) from October 6, 1993 to the Facility Reduction Date, $250,000,000, and (iii) following the Facility Reduction Date, $100,000,000 in each case as such amount may be reduced by any Assignment and Acceptance entered into between Citibank and other Banks;

          (e) The definition of "Commitment Termination Date" in Exhibit I to the PPC is amended by (x) replacing the date "June 30, 1994" in the second line thereof with the date "September 15, 1996 and (y) adding a new clause at the end thereof which shall read as follows: "or (iv) September 10, 1995, if on or prior to September 15, 1994 the Owner shall not have obtained extensions to or replacements for


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
   such of the Interest Rate Agreements as may be necessary so as to be in compliance with clause (iii)(y) of the first sentence of the definition of Interest Rate Agreements."

          (f)  A new definition entitled "Facility Reduction Date" is added to
   Exhibit I to the PPC which shall read as follows:

               "Facility Reduction Date" means September 15 1994 (or such later date as the Seller, the Subordinated Purchaser, the Owner, the Servicer and the Agent may mutually agree in writing).

          (g)  The first sentence of the definition of Total Commitment in
   Exhibit I to the PPC is amended in its entirety to read as follows:

               "Total Commitment" means (a) from the date of the Agreement to October 5, 1993, $100,000,000, (b) from October 6, 1993 to the Facility Reduction Date, $250,000,000, and (c) following the Facility Reduction Date, $100,000,000, in each case as such amounts may be reduced pursuant to Section 1.01(c).

          (h) The reference to "Schedule II" in Section 2 of Exhibit I to the PPC and in the Table of Contents to the PPC is hereby deleted.

          (i) Paragraph 1(a) of Exhibit II to the PPC is amended by deleting the phrase "Attribute 300/400" in line 6 thereof and inserting in place thereof the phrase "Attribute 300, 400, 700 or 800."

      SECTION 2.  Amendments to Company Agreement.  (a)     The Company
Agreement shall be amended, effective as of the Effective Date, by adding the following new subsections (e) and (f) to Section 8 thereof:

          (e) Future Swap Transactions. With respect to each Interest Rate Agreement other than a rate cap agreement to which the Seller is a party, not enter into or guarantee any additional rate swap transaction with the counterparty to any such Interest Rate Agreement, and not permit the Owner or any Owner Affiliate to do so, unless it shall have obtained in each case an agreement that such counterparty will not net or offset payment obligations under such rate swap transaction or guarantee against payment obligations under such Interest Rate Agreement; and



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
          (f) Redocumentation of Interest Rate Agreements. On or prior to September 15, 1994 amend or replace all Interest Rate Agreements to which it is a party to provide for payments to either the defaulting or the nondefaulting party on an early termination, to the extent such Interest Rate Agreements do not so provide (without limiting the form of documentation which may be utilized, an Interest Rate Agreement which uses the 1992 ISDA Master Agreement form and election of the "Second Method" shall comply with this subsection (f)).

          (b) Each of Charming Shoppes and FSC agrees that the Company Agreement (i) applies to the PPC as amended by this Amendment Agreement and
(ii) ratifies and confirms the Company Agreement in all respects (subject, in the case of representations and warranties, to Section 5(b) of this Amendment Agreement) and agrees that the Company Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms, except that on and after the date hereof, each reference in the Company Agreement to "the PPC", "thereunder", "thereof" or words of like import referring to the PPC shall mean and be a reference to the PPC as amended by this Amendment Agreement.

      SECTION 3. Consent to Amendment to Receivables Purchase Agreement. In accordance with the last sentence of Section 2 of Exhibit I to the PPC, the Agent hereby consents to Amendment No. 1 dated as of September 20, 1993 to the Receivables Purchase Agreement.

      SECTION 4. Conditions Precedent. The effectiveness of the amendments set forth in Section 1 which are stated to be effective on the Effective Date is subject to the conditions precedent that the Agent shall have received each of the following, in form and substance satisfactory to the Agent, on or prior to October 15, 1993:

          (a) Certified copies of any necessary corporate action of the Trustee approving this Amendment Agreement and certified copies of all documents evidencing other necessary government approvals, if any, with respect to this Amendment Agreement and certification of the names and true signatures of the officers of the Trustee authorized to sign this Amendment Agreement on behalf of the Seller and the other documents to be delivered by the Seller hereunder;

          (b) Certified copies of the resolutions of the Board of Directors of the Subordinated Purchaser approving this Amendment Agreement, and certified copies of all



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   documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of the Subordinated Purchaser authorized to sign this Amendment Agreement and the other documents to be delivered by the Subordinated Purchaser hereunder;

          (c) Certified copies of the resolutions of the Board of Directors of the Servicer and the Owner approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of the Servicer and the Owner authorized to sign this Amendment Agreement and the other documents to be delivered by the Servicer and the Owner hereunder;

          (d) Certified copies of the resolutions of the Board of Directors of FSC approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of FSC authorized to sign this Amendment Agreement;

          (e) Certified copies of the resolutions of the Board of Directors of Charming Shoppes approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of Charming Shoppes authorized to sign this Amendment Agreement;

          (f) Favorable opinions of counsel for the Trustee, the Owner, the Servicer, the Subordinated Purchaser, FSC and Charming Shoppes as to such matters as the Agent may reasonably request;

          (g) An amendment and restatement to the Fee Letter and payment of all fees due thereunder;

          (h) The documentation relating to the assignment of the BancOhio Portfolio to the Owner;

          (i) With respect to Additional Accounts arising in respect of the BancOhio Portfolio, copies of the "Addition Notice", "Assignment" and Owner's Officer's Certificate required to be delivered pursuant to Section 2.6(c) of the Pooling and Servicing Agreement;



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
          (j)  An officer's certificate of the Owner meeting the requirements of
   Section 1.02(a)(iii) of the PPC;

          (k) Evidence that the Owner shall have duly given the notice to Mellon Bank, N.A. contemplated under Section 3 of the Agreement dated as of December 24, 1992 among the Owner, the Agent and Mellon Bank, N.A. relating to certain intercreditor arrangements;

          (l) Assignments to the Seller of the benefits under each of the Interest Rate Agreements in effect on the Effective Date, together with any necessary consents by the counterparties to such Interest Rate Agreements;

          (m) Copies of each of the Interest Rate Agreements in effect on the Effective Date, together with a summary thereof in the form of Annex G hereto, in each case certified by a Responsible Officer of the Owner as being complete and correct;

          (n) UCC financing statements relating to the Interest Rate Agreements naming the Owner (or, if applicable, an Owner Affiliate) as debtor and the Seller as secured party and UCC financing statement amendments relating to the Interest Rate Agreements with respect to each UCC financing statement filed pursuant to the PPC; and

          (o) An officer's certificate of Charming Shoppes stating that on the Effective Date none of Charming Shoppes, FSC or the Owner is a party to or guarantor of any rate swap transaction (other than the Interest Rate Agreements) with any of the counterparties to any of the Interest Rate Agreements in effect on the Effective Date; and

          (p) Such other approvals, opinions or documents as the Agent may reasonably request.

      SECTION 5. Representations and Warranties. (a) Each of the Trustee, the Owner, the Servicer and the Subordinated Purchaser confirms that each of the representations and warranties made by it contained in Exhibit III to the PPC, as amended by this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.

      (b) Each of Charming Shoppes and FSC confirms that each of the representations and warranties made by it contained in Section 5 of the Company Agreement, after giving effect to this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.

      SECTION 6. Costs and Expenses. The Owner agrees to pay on demand all reasonable costs and expenses in connection




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
with the preparation, execution and delivery of this Amendment Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent.

      SECTION 7. Confirmation of PPC. Except as herein expressly amended, the PPC is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the PPC to "this Agreement" shall mean the PPC as amended by this Amendment Agreement, and as hereinafter amended or restated.

      SECTION 8. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 9. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.



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
      IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



   SELLER:        FIRST FIDELITY BANK, N.A., PENNSYLVANIA
                    (formerly known as Fidelity Bank,
                    National Association),
                    not in its individual capacity but
                    solely as the Trustee for
                    SPIRIT OF AMERICA MASTER TRUST


                  By:
                     ------------------------------
                      Title: Vice President


   SUBORDINATED
     PURCHASER:   FASHION SPC, INC.



                  By:
                     ------------------------------
                      Title:
                            -----------------------


   OWNER/
    SERVICER:     SPIRIT OF AMERICA NATIONAL BANK,
                    as the Owner and the Servicer



                  By:
                     ------------------------------
                      Title:
                            -----------------------


   AGENT:         CITICORP NORTH AMERICA, INC.,
                    as Agent


                  By:
                     -------------------------------
                      Vice President


   CITIBANK       CITIBANK, N.A.


                  By:
                     --------------------------------
                      Title:
                            -------------------------




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
ACKNOWLEDGED AND AGREED AS TO
  SECTIONS 2 AND 5(b) ONLY:

      CHARMING SHOPPES:   CHARMING SHOPPES, INC.


                          By:
                             -------------------------------
                               Title:
                                     -----------------------


      FSC:                FASHION SERVICE CORP.


                          By:
                             ------------------------------
                               Title:
                                     ----------------------

                                                                         ANNEX G


                Summary of Interest Rate Agreements as of (Date)

                    Refer-                                              Date
                    ence                                                Amorti-
                    No. or                           Fixed              zation of
                    Date of   Type                   Rate               Notional
                    Confir-   (Swap   Notional       or Cap   Effective Amount      Termination
Counterparty        mation    or Cap) Amount         Rate     Date      Begins      Date
- ------------        -----     ------- --------       ------   --------- --------    -----------





      The Owner Affiliate party to each of the above Agreements is [FSC].

      The Index for floating rate payments for each of the above Agreements is ["USD- CP-H.15"] for one month maturities.